Exhibit 99
----------

For Immediate Release
Date:  October 21, 2003
Contact: Mark D. Bradford, President and Chief Executive Officer, Danise C. Alano, Vice President, Marketing Director
          Phone: 800.319.2664
          Fax:  812.331.3445
          WWW:  http://www.monroebank.com


                  Monroe Bancorp Reports Third Quarter Earnings

BLOOMINGTON, Ind., October 21 - Monroe Bancorp, (NASDAQ: MROE), the independent Bloomington-based holding company for Monroe Bank, reported net income for the quarter ended September 30, 2003 of $1,639,000 or $0.27 per basic and diluted common share, compared to $1,657,000 and $0.27 per basic and diluted common share for the same period in 2002, a decrease of 1.1 percent.

Total assets for the Company as of September 30, 2003 were $564,874,000 compared to $529,005,000 at September 30, 2002, a 6.8 percent increase. Return on equity
(ROE) for the three months ended September 30, 2003 was 14.36 percent, compared to ROE of 15.25 percent for the three months ended September 30, 2002.

The Company listed the following among its third quarter successes:

o Growth in mortgage income. Aided by the favorable rate environment and strong business development efforts, the Company earned $618,000 during the quarter ended September 30, 2003 from mortgage sales into the secondary market, a $379,000 or 158.6 percent increase from the same period in 2002.

o Non-interest income totaled $2,113,000 for the third quarter of 2003 compared to $1,494,000 in the third quarter of 2002. Included in non-interest income were net realized and unrealized securities gains of $31,000 in the third quarter of 2003 and losses of $88,000 in the third quarter of 2002. Non-interest income, excluding net realized and unrealized securities gains and losses, was $2,082,000 for the three months ending September 30, 2003 compared to $1,582,000 for the same period in 2002, an increase of $500,000, or 31.6 percent. In addition to the income derived from the sale of fixed rate mortgages mentioned above, non-interest income was helped by an increase of trust services fees resulting primarily from the 28.3 percent year-over-year growth of assets under management.

o New income from the purchase of Bank Owned Life Insurance (BOLI). Life insurance was purchased in July 2003 on selected Bank officers to help fund the increasing costs of providing employee health benefits. The Company received

     $71,000 of tax-free income during the third quarter of 2003 as a result of the purchase.

o Addition of two lenders to focus on business and commercial real estate lending in the attractive markets west of Indianapolis.

o Stock buy-back announced. The Company announced a $2 million stock buy-back program late in the third quarter. This program had minimal impact on earnings per share and return on equity during the third quarter.

"We are extremely pleased by the performance of our fee-income producing activities during the third quarter," said Mark D. Bradford, President and Chief Executive Officer. "Several years ago we made a commitment to growing fee income, and it is gratifying to see the positive impact of this initiative."

Non-performing assets totaled $9,467,000 as of September 30, 2003 or 1.68 percent of total assets. However, the Company's efforts to reduce non-performing assets are beginning to have an impact. Between September 30, 2003 and October 16, 2003, the Company reduced non-performing assets by $1,952,000. Non-performing assets totaled $7,515,000 as of October 16, 2003 or 1.30 percent of total assets.

"We continue to view the resolution of these assets to be our highest priority," said Mr. Bradford. "We find the change over the last three weeks to be encouraging."

Legal expenses increased $158,000 or 831.6 percent during the third quarter of 2003 over the same period in 2002, and were largely related to efforts to collect loans associated with a real estate developer that declared bankruptcy earlier in 2002.

Compensation and employee benefit expenses for the third quarter grew $321,000 or 14.8 percent over the same period in 2002 due to an increase in commission compensation expenses associated with strong mortgage sales and an increase in health insurance costs.

Highlights of the Company's results for the nine months ended September 30, 2003 are as follows:

o The Company's net income was $3,449,000 or $0.56 per common share, compared to $4,719,000 and $0.77 per common share for the nine months ended September 30, 2002, a decrease of 26.9 percent.

     In May 2003, the Company took a $2,300,000 special provision to the reserve for loan loss directly related to an analysis of the collateral values and many other factors related to loans outstanding to a certain real estate developer, who filed bankruptcy, and to parties affiliated with the developer. Excluding the after-tax effect of this special provision ($1,389,200), the Company's net income for the nine months ended September 30, 2003 was $4,838,000 or $0.79 per common share, a 2.5 percent increase in net income.

o Non-interest income totaled $6,114,000 for the nine months ending September 30, 2003 compared to $4,238,000 in the same period of 2002. Included in non-interest income were net realized and unrealized securities gains of

     $388,000 in 2003 and losses of $247,000 in 2002. Year-to-date non-interest income, excluding net realized and unrealized securities gains and losses, was $5,726,000 for 2003 and $4,485,000 for 2002, an increase of $1,241,000, or 27.7 percent. Revenue derived from the sale of fixed rate mortgages was up $812,000, or 128.5 percent, for the first nine months of 2003 compared to the same period of 2002. As the result of an increase in assets under management, fees for trust services for the nine months ended September 30, 2003 totaled $793,000, up from $710,000 in 2002. This represents an increase of $83,000 or 11.7 percent.

o The Company's net interest income, before the provision for loan loss, for the first nine months of 2003 was $14,313,000, or 2.3 percent greater than the same period of 2002.

o Portfolio loans (excluding loans held for sale at September 30, 2003 of $4,392,000 and $8,276,000 at September 30, 2002) totaled $405,759,000 at
     September 30, 2003 compared $382,088,000 as of September 30, 2002. Total portfolio loans excluding loans held for sale have increased 6.2 percent over the past twelve months.

o Total deposits grew 5.5 percent over the last twelve months, to $426,571,000 at September 30, 2003, compared to $404,291,000 at September 30, 2002.

Monroe Bancorp, headquartered in Bloomington, Indiana, is an Indiana bank holding company with offices in Monroe, Jackson, Lawrence and Hendricks counties. Its wholly owned subsidiary, Monroe Bank, was established in Bloomington, Indiana in 1892, and offers a full range of financial, trust and investment services to its more than 22,000 retail and commercial customers. The Company's common stock is traded on the NASDAQ(R) National Stock Market under the symbol MROE.

See attachment for additional financial information. For further information, contact: Mark D. Bradford, President and Chief Executive Officer, (812) 331-3455.

Forward-Looking Statements
--------------------------
     This release contains forward-looking statements about the Company which we believe are within the meaning of the Private Securities Litigation Reform Act of 1995. This release contains certain forward-looking statements with respect to the financial condition, results of operations, plans, objectives, future performance and business of the Company. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include the words "believe," "expect," "anticipate," "intend," "plan," "estimate" or words of similar meaning, or future or conditional verbs such as "will," "would," "should," "could" or "may" or words of similar meaning. These forward-looking statements, by their nature, are subject to risks and uncertainties. There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) competitive pressures among depository institutions increase significantly; (2) changes in the interest rate environment reduce interest margins; (3) prepayment speeds, charge-offs and loan loss provisions; (4) general economic conditions, either national or in the markets in which the Company does business, are less favorable than expected; (5) legislative or regulatory changes adversely affect the business of the Company; and (6) changes in real estate values or the real estate markets. Further information on other factors which could affect the financial results of the Company is included in the Company's filings with the Securities and Exchange Commission.

Monroe Bancorp (MROE)
Financial Summary
(dollar amounts in thousands except per share data)

                                            ----------------------------------------------------------      -----------------------
                                                                 Quarters Ending                                  Years Ending
                                            ----------------------------------------------------------      -----------------------
                                             Sept 2003   June 2003   Mar 2003    Dec 2002    Sept 2002       Dec 2002     Dec 2001
                                            ----------------------------------------------------------      -----------------------
                       BALANCE SHEET *
Cash and Due from Banks                     $   16,967  $   18,565  $   16,057  $   20,526  $   16,705      $   20,526   $   17,276
-----------------------------------------------------------------------------------------------------      -----------------------
Federal Funds Sold                              11,250      18,200      12,700          --          --              --           --
-----------------------------------------------------------------------------------------------------      -----------------------
Securities                                     102,231     106,573     104,926     103,779     103,715         103,779       88,450
-----------------------------------------------------------------------------------------------------      -----------------------
Total Loans                                    410,151     414,190     401,881     391,315     390,364         391,315      371,800
-----------------------------------------------------------------------------------------------------      -----------------------
     Loans Held for Sale                         4,392       8,131       5,197       7,417       8,276           7,417        8,032
-----------------------------------------------------------------------------------------------------      -----------------------
     Commercial & Industrial                    78,423      79,405      78,569      78,062      76,431          78,061       73,724
-----------------------------------------------------------------------------------------------------      -----------------------
     Real Estate:
-----------------------------------------------------------------------------------------------------      -----------------------
          Commercial & Residential             250,712     255,123     249,253     238,013     236,212         238,013      225,931
-----------------------------------------------------------------------------------------------------      -----------------------
          Construction & Vacant Land            35,306      30,697      28,173      27,470      29,885          27,470       28,013
-----------------------------------------------------------------------------------------------------      -----------------------
          Home Equity                           20,290      20,032      18,964      17,927      16,887          17,927       13,637
-----------------------------------------------------------------------------------------------------      -----------------------
     Installment Loans                          21,028      20,802      21,725      22,426      22,673          22,426       22,463
-----------------------------------------------------------------------------------------------------      -----------------------
Reserve for Loan Losses                          6,246       5,878       4,680       4,574       3,931           4,574        4,198
-----------------------------------------------------------------------------------------------------      -----------------------
Bank Premises and Equipment                     11,586      11,661      11,732      11,793      11,923          11,793       11,633
-----------------------------------------------------------------------------------------------------      -----------------------
Federal Home Loan Bank Stock                     2,302       2,274       2,124       1,882       1,882           1,882        1,534
-----------------------------------------------------------------------------------------------------      -----------------------
Interest Receivable and Other Assets            16,633       8,341       8,680       8,596       8,347           8,596        9,058
-----------------------------------------------------------------------------------------------------      -----------------------
           Total Assets                     $  564,874  $  573,926  $  553,420  $  533,317  $  529,005      $  533,317   $  495,553
-----------------------------------------------------------------------------------------------------      -----------------------

-----------------------------------------------------------------------------------------------------      -----------------------
Total Deposits                                 426,571  $  430,336  $  418,670  $  398,567  $  404,291      $  398,567   $  359,206
-----------------------------------------------------------------------------------------------------      -----------------------
     Non-Interest Checking                      68,742      60,465      62,531      60,476      60,281          60,476       55,034
-----------------------------------------------------------------------------------------------------      -----------------------
     Interest Checking & NOW                    88,421      96,004      78,883      81,160      76,150          81,160       65,925
-----------------------------------------------------------------------------------------------------      -----------------------
     Regular Savings                            25,822      26,830      26,457      22,459      23,153          22,459       16,840
-----------------------------------------------------------------------------------------------------      -----------------------
     Money Market Savings                       72,030      69,903      66,508      53,865      59,750          53,865       64,802
-----------------------------------------------------------------------------------------------------      -----------------------
     CDs Less than $100,000                     95,816      98,347     102,196      99,930     107,556          99,930       87,137
-----------------------------------------------------------------------------------------------------      -----------------------
     CDs Greater than $100,000                  65,541      68,279      71,089      69,910      66,195          69,910       60,180
-----------------------------------------------------------------------------------------------------      -----------------------
     Other Time                                 10,199      10,508      11,006      10,767      11,206          10,767        9,288
-----------------------------------------------------------------------------------------------------      -----------------------
Total Borrowings                                88,225      94,212      83,858      85,240      75,562          85,240       89,997
-----------------------------------------------------------------------------------------------------      -----------------------
     Federal Funds Purchased                        --          --          --      10,050         200          10,050       21,900
-----------------------------------------------------------------------------------------------------      -----------------------
     Securities Sold Under Repurchase
          Agreements                            43,401      48,340      40,694      39,158      39,274          39,158       36,312
-----------------------------------------------------------------------------------------------------      -----------------------
     FHLB Advances                              44,171      45,207      42,486      34,956      34,999          34,956       30,658
-----------------------------------------------------------------------------------------------------      -----------------------
     Loans Sold Under Repurchase Agreement
          and Other Notes Payable                  653         665         678       1,076       1,089           1,076        1,127
-----------------------------------------------------------------------------------------------------      -----------------------
Interest Payable and Other Liabilities           4,897       4,620       5,908       5,247       5,646           5,247        5,666
-----------------------------------------------------------------------------------------------------      -----------------------
          Total Liabilities                    519,693     529,168     508,436     489,054     485,499         489,054      454,869
-----------------------------------------------------------------------------------------------------      -----------------------
Shareholders Equity                             45,181      44,758      44,984      44,263      43,506          44,263       40,684
-----------------------------------------------------------------------------------------------------      -----------------------
          Total Liabilities and
               Shareholders' Equity         $  564,874  $  573,926  $  553,420  $  533,317  $  529,005      $  533,317   $  495,553
-----------------------------------------------------------------------------------------------------      -----------------------

-----------------------------------------------------------------------------------------------------      -----------------------
Book Value Per Share                        $     7.41  $     7.33  $     7.37  $     7.25  $     7.13      $     7.25   $     6.67
-----------------------------------------------------------------------------------------------------      -----------------------
End of Period Shares Outstanding             6,097,101   6,106,467   6,105,151   6,103,869   6,102,529       6,103,869    6,098,503
-----------------------------------------------------------------------------------------------------      -----------------------

* period end numbers

Monroe Bancorp (MROE)
Financial Summary
(dollar amounts in thousands except per share data)

                                               -------------------------------------------------------        --------------------
                                                                    Quarters Ending                                Years Ended
                                               -------------------------------------------------------        --------------------
                 INCOME STATEMENT              Sept 2003  June 2003    Mar 2003    Dec 2002  Sept 2002        Dec 2002    Dec 2001
                                               -------------------------------------------------------        --------------------
Net Interest Income                             $  4,834   $  4,759    $  4,720    $  4,748   $  4,716        $ 18,738    $ 16,937
------------------------------------------------------------------------------------------------------        --------------------
Loan Loss Provision                                  405      2,705         405         805        405           1,762       1,050
------------------------------------------------------------------------------------------------------        --------------------
Total Non-Interest Income                          2,113      2,317       1,684       1,832      1,494           6,070       4,916
------------------------------------------------------------------------------------------------------        --------------------
     Service Charges on Deposit Accounts             707        700         634         659        671           2,587       2,128
------------------------------------------------------------------------------------------------------        --------------------
     Trust Fees                                      290        230         273         208        254             918         839
------------------------------------------------------------------------------------------------------        --------------------
     Commission Income                               184        277         186         210        196             817         770
------------------------------------------------------------------------------------------------------        --------------------
     Gain on Sale of Loans                           618        462         364         404        239           1,036         515
------------------------------------------------------------------------------------------------------        --------------------
     Realized Gains (Losses) on Securities            --        171          (5)          6        151             203          (6)
------------------------------------------------------------------------------------------------------        --------------------
     Unrealized Gains (Losses) on Trading
          Securities Associated with Directors'
          Deferred Comp Plan                          31        217         (25)         83       (239)           (361)       (224)
------------------------------------------------------------------------------------------------------        --------------------
     Other Operating Income                          283        260         257         262        222             870         894
------------------------------------------------------------------------------------------------------        --------------------
Total Non-Interest Expense                         4,124      4,322       3,705       3,727      3,330          13,931      12,046
------------------------------------------------------------------------------------------------------        --------------------
     Salaries & Wages                              1,664      1,528       1,527       1,509      1,520           5,995       5,319
------------------------------------------------------------------------------------------------------        --------------------
     Commissions & Incentive Compensation            393        494         350         283        358           1,230         886
------------------------------------------------------------------------------------------------------        --------------------
     Employee Benefits                               429        429         373         369        287           1,317       1,158
------------------------------------------------------------------------------------------------------        --------------------
     Premises & Equipment                            594        567         638         592        595           2,382       1,968
------------------------------------------------------------------------------------------------------        --------------------
     Advertising                                     151        162         127         108        127             584         552
------------------------------------------------------------------------------------------------------        --------------------
     Legal Fees                                      177        147         101          54         19             143         131
------------------------------------------------------------------------------------------------------        --------------------
     Appreciation (Depreciation) in Directors'
         Deferred Compensation Plan                   38        238         (19)        117       (229)           (290)       (158)
------------------------------------------------------------------------------------------------------        --------------------
     Other Operating Expenses                        677        757         608         695        653           2,570       2,190
------------------------------------------------------------------------------------------------------        --------------------
Income Before Income Tax                           2,418         49       2,294       2,048      2,475           9,115       8,757
------------------------------------------------------------------------------------------------------        --------------------
Income Tax Expense (Benefit)                         779       (213)        746         669        818           3,017       3,008
------------------------------------------------------------------------------------------------------        --------------------
Net Income After Tax & Before
    Extraordinary Items                            1,639        262       1,548       1,379      1,657           6,098       5,749
------------------------------------------------------------------------------------------------------        --------------------
Extraordinary Items                                   --         --          --          --         --              --          --
------------------------------------------------------------------------------------------------------        --------------------
Net Income                                      $  1,639   $    262    $  1,548    $  1,379   $  1,657        $  6,098    $  5,749
------------------------------------------------------------------------------------------------------        --------------------

------------------------------------------------------------------------------------------------------        --------------------
Basic Earnings Per Share                        $   0.27   $   0.04    $   0.25    $   0.23   $   0.27        $   1.00    $   0.94
------------------------------------------------------------------------------------------------------        --------------------
Diluted Earnings Per Share                          0.27       0.04        0.25        0.23       0.27            1.00        0.94
------------------------------------------------------------------------------------------------------        --------------------

Monroe Bancorp (MROE)
Financial Summary
(dollar amounts in thousands except per share data)

                                          ------------------------------------------------------        --------------------
                                                             Quarters Ending                                Years Ending
                                          ------------------------------------------------------        --------------------
               ASSET QUALITY              Sept 2003  June 2003   Mar 2003   Dec 2002   Sept 2002        Dec 2002   Dec 2001
                                          ------------------------------------------------------        --------------------
Net Charge-Offs                            $    37    $ 1,534    $    299    $   162    $   660          $ 1,358    $   724
------------------------------------------------------------------------------------------------        --------------------
OREO Expenses (Gains)                           59         43          10         21         17              101         80
------------------------------------------------------------------------------------------------        --------------------
    Total Credit Charges                   $    96    $ 1,577    $    309    $   183    $   677          $ 1,459    $   759
------------------------------------------------------------------------------------------------        --------------------

------------------------------------------------------------------------------------------------        --------------------

------------------------------------------------------------------------------------------------        --------------------
Non-Performing Loans                         8,919    $ 7,999    $  8,047    $ 4,057    $ 2,441          $ 4,057    $ 1,474
------------------------------------------------------------------------------------------------        --------------------
OREO                                           548        245         258        110        377              110        505
------------------------------------------------------------------------------------------------        --------------------
      Non-Performing Assets                $ 9,467    $ 8,244       8,305      4,167      2,818            4,167      1,979
------------------------------------------------------------------------------------------------        --------------------
90 Day Past Due Loans net of NPLs              346        407       1,889        588        883              588      1,705
------------------------------------------------------------------------------------------------        --------------------
      Non-Performing Assets+ 90PD/Assets   $ 9,813    $ 8,651    $ 10,194    $ 4,755    $ 3,701          $ 4,755    $ 3,684
------------------------------------------------------------------------------------------------        --------------------


      RATIO ANALYSIS - CREDIT QUALITY*
------------------------------------------------------------------------------------------------        --------------------
NCO/Loans                                     0.04%      1.48%       0.30%      0.17%      0.68%            0.35%      0.19%
------------------------------------------------------------------------------------------------        --------------------
Credit Charges/Loans & OREO                   0.09%      1.52%       0.31%      0.19%      0.69%            0.37%      0.20%
------------------------------------------------------------------------------------------------        --------------------
Non-Performing Loans/Loans                    2.17%      1.93%       2.00%      1.04%      0.63%            1.04%      0.40%
------------------------------------------------------------------------------------------------        --------------------
Non-Performing Assets/Loans &OREO             2.31%      1.99%       2.07%      1.06%      0.72%            1.06%      0.53%
------------------------------------------------------------------------------------------------        --------------------
Non-Performing Assets/Assets                  1.68%      1.44%       1.50%      0.78%      0.53%            0.78%      0.40%
------------------------------------------------------------------------------------------------        --------------------
Non-Performing Assets+ 90PD/Assets            1.74%      1.51%       1.84%      0.89%      0.70%            0.89%      0.74%
------------------------------------------------------------------------------------------------        --------------------
Reserve/Non Performing Loans                 70.03%     73.48%      58.16%    112.74%    161.04%          112.74%    284.80%
------------------------------------------------------------------------------------------------        --------------------
Reserve/Total Loans                           1.52%      1.42%       1.16%      1.17%      1.01%            1.17%      1.13%
------------------------------------------------------------------------------------------------        --------------------
Equity & Reserves/NPA                       543.22%    614.22%     598.00%   1171.99%   1683.36%         1171.99%   2267.91%
------------------------------------------------------------------------------------------------        --------------------
OREO/NPA                                      5.79%      2.97%       3.11%      2.64%     13.38%            2.64%     25.52%
------------------------------------------------------------------------------------------------        --------------------

   RATIO ANALYSIS - CAPITAL ADEQUACY *
------------------------------------------------------------------------------------------------        --------------------
Equity/Assets                                 8.00%      7.80%       8.13%      8.30%      8.22%            8.30%      8.21%
------------------------------------------------------------------------------------------------        --------------------
Equity/Loans                                 11.02%     10.81%      11.19%     11.31%     11.14%           11.31%     10.94%
------------------------------------------------------------------------------------------------        --------------------

     RATIO ANALYSIS - PROFITABILITY
------------------------------------------------------------------------------------------------        --------------------
Return on Average Assets                      1.14%      0.19%       1.15%      1.03%      1.24%            1.17%      1.26%
------------------------------------------------------------------------------------------------        --------------------
Return on Average Equity                     14.36%      2.34%      14.00%     12.45%     15.25%           14.32%     14.52%
------------------------------------------------------------------------------------------------        --------------------
Net Interest Margin (tax-equivalent)          3.72%      3.76%       3.92%      3.95%      3.94%            4.02%      4.17%
------------------------------------------------------------------------------------------------        --------------------

   *  Based on period end numbers


 ASSET QUALITY AS OF OCTOBER 16, 2003
-------------------------------------------------------------------------------
Non-Performing Loans                                                     6,967
-------------------------------------------------------------------------------
OREO                                                                       548
-------------------------------------------------------------------------------
      Non-Performing Assets                                            $ 7,515
-------------------------------------------------------------------------------
90 Day Past Due Loans net of NPLs                                          346
-------------------------------------------------------------------------------
      Non-Performing Assets+ 90PD/Assets                               $ 7,861
-------------------------------------------------------------------------------

RATIO ANALYSIS - CREDIT QUALITY AS OF OCTOBER 16, 2003
-------------------------------------------------------------------------------
Non-Performing Loans/Loans                                                1.69%
-------------------------------------------------------------------------------
Non-Performing Assets/Loans &OREO                                         1.82%
-------------------------------------------------------------------------------
Non-Performing Assets/Assets                                              1.29%
-------------------------------------------------------------------------------
Non-Performing Assets+ 90PD/Assets                                        1.35%
-------------------------------------------------------------------------------
Reserve/Non Performing Loans                                             91.63%
-------------------------------------------------------------------------------
Reserve/Total Loans                                                       1.55%
-------------------------------------------------------------------------------
Equity & Reserves/NPA                                                   687.32%
-------------------------------------------------------------------------------
OREO/NPA                                                                  7.29%
-------------------------------------------------------------------------------

Monroe Bancorp (MROE)
Financial Summary
(dollar amounts in thousands except per share data)

        Income Statement With and Without Special $2.3 Million Provision

                                                           -------------------------------------------------------------
                                                                                   Nine Months Ending
                                                           -------------------------------------------------------------
                                                                          9/30/03                               9/30/02
                                                           --------------------------------------             ----------
                                                            Without       Impact          With
                                                            Special         of          Special
                            INCOME STATEMENT               Provision     Provision     Provision
                                                           --------------------------------------             ----------
Net Interest Income                                         $ 14,313                   $ 14,313                $ 13,990
-------------------------------------------------------------------------------------------------             ----------
Loan Loss Provision                                            1,215     $  2,300         3,515                     957
-------------------------------------------------------------------------------------------------             ----------
Total Non-Interest Income                                      6,114                      6,114                   4,238
-------------------------------------------------------------------------------------------------             ----------
     Service Charges on Deposit Accounts                       2,041                      2,041                   1,928
-------------------------------------------------------------------------------------------------             ----------
     Trust Fees                                                  793                        793                     710
-------------------------------------------------------------------------------------------------             ----------
     Commission Income                                           647                        647                     606
-------------------------------------------------------------------------------------------------             ----------
     Gain on Sale of Loans                                     1,444                      1,444                     632
-------------------------------------------------------------------------------------------------             ----------
     Realized Gains (Losses) on Securities                       166                        166                     197
-------------------------------------------------------------------------------------------------             ----------
     Unrealized Gains (Losses) on Trading Securities
          Associated with Directors' Deferred Comp Plan          222                        222                    (444)
-------------------------------------------------------------------------------------------------             ----------
     Other Operating Income                                      801                        801                     609
-------------------------------------------------------------------------------------------------             ----------
Total Non-Interest Expense                                    12,151                     12,151                  10,204
-------------------------------------------------------------------------------------------------             ----------
     Salaries & Wages                                          4,720                      4,720                   4,484
-------------------------------------------------------------------------------------------------             ----------
     Commissions & Incentive Compensation                      1,237                      1,237                     948
-------------------------------------------------------------------------------------------------             ----------
     Employee Benefits                                         1,230                      1,230                     948
-------------------------------------------------------------------------------------------------             ----------
     Premises & Equipment                                      1,799                      1,799                   1,790
-------------------------------------------------------------------------------------------------             ----------
     Advertising                                                 440                        440                     475
-------------------------------------------------------------------------------------------------             ----------
     Legal Fees                                                  425                        425                      88
-------------------------------------------------------------------------------------------------             ----------
     Appreciation (Depreciation) in Directors'
         Deferred Compensation Plan                              257                        257                    (407)
-------------------------------------------------------------------------------------------------             ----------
     Other Operating Expenses                                  2,043                      2,043                   1,878
-------------------------------------------------------------------------------------------------             ----------
Income Before Income Tax                                       7,061       (2,300)        4,761                   7,067
-------------------------------------------------------------------------------------------------             ----------
Income Tax Expense (Benefit)                                   2,223         (911)        1,312                   2,348
-------------------------------------------------------------------------------------------------             ----------
Net Income After Tax & Before Extraordinary Items              4,838                      3,449                   4,719
-------------------------------------------------------------------------------------------------             ----------
Extraordinary Items                                               --                         --                      --
-------------------------------------------------------------------------------------------------             ----------
Net Income                                                  $  4,838     $ (1,389)     $  3,449                $  4,719
-------------------------------------------------------------------------------------------------             ----------

-------------------------------------------------------------------------------------------------             ----------
Basic Earnings Per Share                                    $   0.79     $  (0.23)     $   0.56                $   0.77
-------------------------------------------------------------------------------------------------             ----------
Diluted Earnings Per Share                                  $   0.79        (0.23)     $   0.56                    0.77
-------------------------------------------------------------------------------------------------             ----------
Return on Average Equity                                      14.36%       (4.13%)       10.23%                  14.98%
-------------------------------------------------------------------------------------------------             ----------
Return on Average Assets                                       1.16%       (0.34%)        0.82%                   1.22%
-------------------------------------------------------------------------------------------------             ----------